Exhibit 99.3


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements of our report dated January 28, 2008 (April 11, 2008 as to Note 23), relating to the consolidated financial statements of The Bear Stearns Companies Inc. (the "Company") as of November 30, 2007 and 2006, and for each of the three years in the period ended November 30, 2007 and our report dated January 28, 2008 (April 11, 2008 as to Note 4), relating to the financial statement schedule of the Company as of November 30, 2007 and 2006, and for each of the three years in the period ended November 30, 2007 (which reports express an unqualified opinion and include explanatory paragraphs referring to (1) substantial doubt about the Company's ability to continue as a going concern, and (2) the adoption of Statement of Financial Accounting Standards ("SFAS") No. 155, "Accounting for Certain Hybrid Instruments, an amendment of FASB Statements No. 133 and 140" and SFAS No. 157, "Fair Value Measurements"), both appearing as exhibits to the Current Report on Form 8-K of the Company dated April 11, 2008; and our report dated January 28, 2008 relating to the effectiveness of the Company's internal control over financial reporting, appearing in the Annual Report on Form 10-K of the Company for the year ended November 30, 2007.

Filed on Form S-3:                         Filed on Form S-8:

Registration Statement No. 033-52053       Registration Statement No. 033-56103
Registration Statement No. 033-52701       Registration Statement No. 333-16041
Registration Statement No. 033-55673       Registration Statement No. 333-50928
Registration Statement No. 033-56009       Registration Statement No. 333-57460
Registration Statement No. 033-60065       Registration Statement No. 333-57661
Registration Statement No. 033-63561       Registration Statement No. 333-58007
Registration Statement No. 333-03685       Registration Statement No. 333-63002
Registration Statement No. 333-17985       Registration Statement No. 333-66353
Registration Statement No. 333-31277       Registration Statement No. 333-74200
Registration Statement No. 333-42295       Registration Statement No. 333-81901
Registration Statement No. 333-43565       Registration Statement No. 333-83580
Registration Statement No. 333-57083       Registration Statement No. 333-86060
Registration Statement No. 333-61437       Registration Statement No. 333-92357
Registration Statement No. 333-66861       Registration Statement No. 333-101461
Registration Statement No. 333-79417       Registration Statement No. 333-104006
Registration Statement No. 333-83049       Registration Statement No. 333-106567
Registration Statement No. 333-31980       Registration Statement No. 333-106631
Registration Statement No. 333-49876       Registration Statement No. 333-108976
Registration Statement No. 333-52902       Registration Statement No. 333-116983
Registration Statement No. 333-76894
Registration Statement No. 333-104455
Registration Statement No. 333-109793
Registration Statement No. 333-121744
Registration Statement No. 333-136599
Registration Statement No. 333-136666
Registration Statement No. 333-138353

/s/ Deloitte & Touche LLP

New York, New York
April 11, 2008